                                   AIM SELECT
                                  GROWTH FUND



[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                   JUNE 30, 1998

                      ------------------------------------

                             AIM SELECT GROWTH FUND

                            For shareholders who seek

                          long-term growth of capital.

                           The Fund invests primarily

                             in the common stocks of

                             established medium- to

                              large-size companies

                        with prospects for above-average,

                           long-term earnings growth.

                      ------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o   On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund.
o AIM Select Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97) all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                    Dear Fellow Shareholder:

                    When we last reported to you, for the fiscal year ended
   [PHOTO OF        December 31, 1997, equity markets worldwide were still
  Charles T.        shaken by the financial crisis in Asia. By June 30, 1998,
     Bauer,         the end of this six-month reporting period, most markets had
  Chairman of       recovered nicely, with domestic equities producing generous
  the Board of      returns and European markets outpacing the U.S. Only Asian
   THE FUND         markets remained in the doldrums. High-quality bonds have
 APPEARS HERE]      turned in a solid performance with generous real returns.
                         Good economic news has been arriving almost daily.
                    Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest. The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion may continue for the foreseeable future although market valuations are high compared to historical standards.
   By the close of this reporting period, markets had become less ebullient. Equities had declined slightly from the heights reached earlier in the period. Many participants in the U.S. equity markets voiced concern about prices that continued rising despite slowing earnings growth, especially for larger companies. The performance of European markets had exceeded everyone's expectations. Asia's economic woes, especially the continuing recession in Japan, which markets had shrugged off for a while, seemed more troublesome as the reporting period closed.
   In the face of such uncertainty, the best course for investors is to remain realistic. We are now in the fourth year of unprecedented market advances, with equities having the potential to produce returns above 30% again. We have never experienced this before, and it may have fostered unrealistic expectations among investors, who would do well to remember that the long-term average return for equities is closer to 10% per year.
   A well-diversified portfolio is still one of the most effective tools for coping with market shifts because different asset classes and different national markets tend to move independently of one another. Your financial consultant remains your best source of information about how to allocate your investments based on your goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly before the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
   This transaction gives you, our shareholders, access to a greater variety of investment choices. A complete list of the funds now included in The AIM Family of Funds--Registered Trademark-- appears on the back cover of this report. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.
    The transaction also helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue enlarging both the scope of our fund offerings and our menu of services for our shareholders. AIM continuously reviews its products and services with a view to enhancing our ability to help shareholders meet their investment goals.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
   We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                      ------------------------------------

                         In uncertain times like these,

                            your financial consultant

                            remains your best source

                        for information on market trends

                                and for advice on

                           how to invest strategically

                            rather than emotionally.

                      ------------------------------------

The Managers' Overview

FUND POSTS SUBSTANTIAL GAINS DURING
TRANSITION PHASE

A roundtable discussion with the Fund management team for AIM Select Growth Fund for the six months ended June 30, 1998.
--------------------------------------------------------------------------------


Q. IT WAS A TRANSITION PERIOD FOR AIM SELECT GROWTH FUND. HOW DID THE FUND PERFORM?

A. It was indeed an eventful six months for your Fund. On May 1, 1998, the Fund's name was changed from AIM Growth Fund to AIM Select Growth Fund to reflect an enhancement in the stock-selection strategy. And while this was being implemented, your Fund continued to post substantial gains. Total return for the six-month reporting period was 14.68% for Class A shares and 14.22% for Class B and C shares.

Q.  WHAT ADDITIONS WERE MADE TO THE STRATEGY?

A. In selecting holdings for the portfolio, we wanted to draw on the expertise of our entire equity team. Thus, we are using an expanded team of analysts with expertise not only in large- and mid-cap stocks, but also small-cap stocks. We also are employing analysts whose specialty is stocks that are undervalued relative to the rest of the market as well as analysts who specialize in the stocks of companies that are expected to experience rapid earnings growth. The goal is to construct a portfolio that includes the most attractive large-, mid-, and small-cap growth and value stocks.

================================================================================
Average Annual Total Returns

As of 6/30/98, including sales charges

CLASS A SHARES
  1 Year             15.32%*
  5 Years            15.58
 10 Years            13.05

*22.05% excluding sales charge

CLASS B SHARES
1 Year               15.98**
Inception (9/1/93)   14.89

**20.98% excluding CDSC

CLASS C SHARES
Inception (8/4/97)    8.84***

***9.81% excluding sales charges. Total return provided is cumulative total return that has not been annualized.
================================================================================

Q. ONCE THE PROCESS IS COMPLETED, HOW DO YOU EXPECT THE PORTFOLIO TO BE STRUCTURED?

A. We expect the Fund to have between 100 and 200 holdings. Large- and mid-cap stocks should continue to make up the majority of the holdings, with small-cap stocks comprising about 10% of the portfolio. Previously, the Fund's holdings have been primarily growth stocks. Going forward, we expect growth stocks to comprise about two-thirds and value stocks to comprise approximately one-third of the Fund's holdings. We believe structuring the portfolio in this manner will put it in a favorable position, regardless of the market environment.

Q. WHAT WERE SOME OF THE MAJOR THEMES IN THE STOCK MARKET DURING THE REPORTING PERIOD?

A. When the reporting period opened, the stock market was languishing over concerns about the economic problems in Asia. However, in the U.S. and most other developed countries, the economic fundamentals remained sound. While the economy grew at a brisk pace, inflation and interest rates-two forces that could potentially undermine corporate profits-continued to be low. Consequently, the Dow Jones Industrial Average (DJIA) resumed its upward climb in late January and set a record in May.
        In the final weeks of the reporting period, however, concerns resurfaced about the Asian crisis and its potential impact on corporate profits. Weak Asian demand helped push the U.S. trade deficit to record levels. In this environment, the stock market faltered, and the DJIA ended the reporting period slightly below its record level.

Q.  WHAT STOCKS WERE THE PRIMARY BENEFICIARIES OF THESE TRENDS?

A. Large-cap stocks were the undisputed market leaders throughout the reporting period. In the uncertain market environment created by the Asian crisis, investors gravitated to the stocks of large, well-known companies. Additionally, foreign investors, who began shifting more assets into the American stock market, were attracted to the equities of larger companies with global reputations. Finally, growth stocks outperformed value stocks.

Q.  HOW DID MARKET TRENDS AFFECT THE PERFORMANCE OF THE FUND?

A. At the end of the reporting period, large-company stocks comprised 56% of the portfolio while mid- and small-sized company stocks comprised about 36%

                      ------------------------------------

                      Our goal is to construct a portfolio

                       that includes the most attractive

                       large-, mid-, and small-cap growth

                               and value stocks.

                      ------------------------------------
    and 8%, respectively. The Fund's large-cap holdings tended to enhance performance while its mid- and small-cap holdings tended to detract from it.
         The Fund benefited from its growth-stock orientation and its large holdings in the technology sector, which performed well during the reporting period. As of June 30, 1998, the Fund's top holdings included: technology, 29%; financial, 14%; and health-care, 12%. During the six months since our last report, we slightly increased our holdings in all three of these sectors.

Q.  WHY WAS THE PERFORMANCE OF TECHNOLOGY STOCKS SO STRONG?

A. Several factors contributed to the strong showing of technology stocks, including the rapid growth of the Internet as a medium of commerce, communication, and entertainment. That's giving a boost to companies that are involved in creating technologies to make the Internet more accessible and easier to use for a wider variety of functions. The solid performance of Internet-company stocks, particularly toward the end of the reporting period, gave a boost to the entire technology sector. Technology companies also are continuing to benefit from the ongoing efforts to solve the so-called millennium problem-the need to reprogram older computers to recognize the Year 2000.
        A stock that did well for the Fund was America Online, Inc., the world's top provider of online services. In 1998, America Online, Inc., expanded its subscriber base and diversified its offerings when it acquired CompuServe. While America Online, Inc., is entertainment-oriented, CompuServe caters to the needs of small-business owners.
        Other strong-performing technology stocks in the portfolio included Microsoft Corp. and Dell Computer Corp., which have both experienced strong earnings growth, BMC Software, Inc., HBO & Co., and Lucent Technologies, Inc.

Q.  WHAT MADE THE STOCKS OF FINANCIAL COMPANIES ATTRACTIVE?

A. The financial sector continued to benefit from declining interest rates, low inflation, and a vibrant stock market as well as an ongoing series of mergers and acquisitions. In April, for example, financial-services giants Travelers Group, Inc., and Citicorp-two stocks represented in the portfolio-agreed to the largest corporate merger in history-an estimated $76 billion transaction. Both companies reported solid earnings for the second quarter of 1998.
        The Fund also benefited from owning the stocks of such companies as Household International, Chase Manhattan Corp., and Providian Financial Corp.

Q.  WHICH HEALTH-CARE STOCKS PERFORMED WELL FOR THE FUND ?

A. Health-care stocks we liked included Pfizer Inc., Merck & Co. Inc., Bristol-Myers Squibb Co., and ICN Pharmaceuticals, Inc. These companies have been expanding their product lines and their markets. For example, ICN Pharmaceuticals, Inc., best known for its antibacterial and antiviral products, is particularly active in the newly opened markets of Russia and Eastern Europe.

Q.  WHAT IS YOUR OUTLOOK?

A. The economic climate appears to be favorable for stocks. Inflation continues to be low in the U.S. and other developed countries. If inflation remains contained, the Federal Reserve Board (the Fed), which has left monetary policy unchanged for more than a year will be less likely to raise interest rates. However, Fed Chairman Alan Greenspan, speaking to Congress in July, warned that a tight labor market could accelerate inflation. Additionally, the ongoing economic problems in Asia remain a threat to profits and to the performance of stocks in general.
        Investors have displayed a willingness to pay premium prices for the highly liquid stocks of the very largest companies-the so-called "mega-caps." At some point, investors could shift their focus to the more reasonably priced stocks in the large- and mid-cap arenas. Such a development could prove beneficial for the Fund.


                      ------------------------------------

                    The Fund benefited from its growth-stock

                   orientation and its large holdings in the

                    technology sector, which performed well

                          during the reporting period.

                      ------------------------------------

PORTFOLIO COMPOSITION

As of 6/30/98, based on total net assets

==========================================================================================================================
  TOP 10 EQUITY HOLDINGS                         %          TOP 10 INDUSTRIES                                       %
--------------------------------------------------------------------------------------------------------------------------
  1.   Microsoft Corp.                         2.19%        1. Computers (Software & Services)                     11.36%

  2.   Dell Computer Corp.                     1.85         2. Financial (Diversified)                              5.50

  3.   Warner-Lambert Co..                     1.80         3. Communications Equipment                             4.40

  4.   Freddie Mac                             1.64         4. Oil & Gas (Drilling & Equipment)                     3.17

  5.   America Online, Inc.                    1.56         5. Electrical Equipment                                 2.85

  6.   Tyco International Ltd.                 1.53         6. Computers (Hardware)                                 2.79

  7.   Travelers Group, Inc.                   1.50         7. Broadcasting (Television, Radio & Cable)             2.54

  8.   WorldCom, Inc.                          1.42         8. Health Care (Drugs-Generic & Other)                  2.53

  9.   Pfizer Inc                              1.26         9. Retail (General Merchandise)                         2.41

 10.   Clear Channel Communications, Inc.      1.21        10. Health Care (Diversified)                            2.33

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==========================================================================================================================


          See important fund and index disclosures inside front cover.

For Consideration

AIM PREPARES FOR THE YEAR 2000

                    THE YEAR 2000. THE WORDS STIR THE IMAGINATION, MAKING US WONDER WHAT THE NEXT MILLENNIUM WILL BRING. BUT THE WORDS ARE ALSO STARTING TO MAKE SOME PEOPLE WORRY, SINCE THERE'S BEEN SO MUCH TALK LATELY ABOUT A COMPUTER GLITCH CALLED "THE YEAR 2000 PROBLEM." BECAUSE THIS IS A PROBLEM THAT COULD AFFECT MOST AMERICAN INDUSTRIES, INCLUDING THE MUTUAL FUND INDUSTRY, WE WANT TO BRING YOU THIS UPDATE TO LET YOU KNOW HOW AIM IS GETTING READY.

THE YEAR 2000 PROBLEM
It has to do with the way that computers understand dates. Most computers were programmed to recognize only the last two digits of a four-digit date ("98" for 1998). When the year 2000 hits, the computer will read "00"-- but it may interpret that as the year 1900. So, if the computer makes a calculation involving a date of January 1, 2000, or later, it could be processed incorrectly. Date-sensitive calculations are found in all kinds of places--from elevators to air traffic control systems--but they are especially prevalent in the financial services industry.

AIM'S YEAR 2000 COMPLIANCE
AIM's technology team has been addressing Year 2000 issues for some time now. Our internal team, together with an independent technology consultant, are implementing a comprehensive Year 2000 Compliance Project for A I M Management Group Inc. and its subsidiaries.
     So far, we've inventoried all software applications that we rely on, and we've identified the applications that might need adjustments to function properly when the Year 2000 arrives. We are now in the final phase of the project, making corrections and testing applications that need adjustment. We plan to complete this phase during the fourth quarter of 1998.

AN INDUSTRY-WIDE TEST
In the spring of 1999, AIM will be participating in industry-wide testing that will simulate the arrival of the Year 2000. This will allow mutual fund companies, banks, exchanges, and other players in the financial community to test various kinds of transactions and to determine if any further adjustments need to be made before the end of the year.
     We believe our plans are quite comprehensive, and we're committed to monitoring all software applications through the critical period, extending as far as needed into the 21st century.

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-89.86%

BANKS (MONEY CENTER)-2.04%

BankAmerica Corp.                        30,000   $  2,593,125
--------------------------------------------------------------
Chase Manhattan Corp. (The)             110,400      8,335,200
--------------------------------------------------------------
Citicorp                                 21,600      3,223,800
--------------------------------------------------------------
                                                    14,152,125
--------------------------------------------------------------

BANKS (REGIONAL)-0.36%

AmSouth Bancorporation                   62,500      2,457,031
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.54%

CBS Corp.(a)                            100,400      3,187,700
--------------------------------------------------------------
Chancellor Media Corp.(a)                76,000      3,773,875
--------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                                76,700      8,369,887
--------------------------------------------------------------
Jacor Communications, Inc.(a)            38,500      2,271,500
--------------------------------------------------------------
                                                    17,602,962
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.98%

Monsanto Co.                            121,000      6,760,875
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.07%

Brightpoint, Inc.(a)                     21,600        313,200
--------------------------------------------------------------
Comverse Technology, Inc.(a)            143,300      7,433,688
--------------------------------------------------------------
Lucent Technologies, Inc.                80,400      6,688,275
--------------------------------------------------------------
Tellabs, Inc.(a)                         83,800      6,002,175
--------------------------------------------------------------
US LEC Corp.-Class A(a)                  37,700        786,987
--------------------------------------------------------------
                                                    21,224,325
--------------------------------------------------------------

COMPUTERS (HARDWARE)-2.79%

Comdisco, Inc.                           55,200      1,048,800
--------------------------------------------------------------
Compaq Computer Corp.                   108,100      3,067,338
--------------------------------------------------------------
Dell Computer Corp.(a)                  138,000     12,808,125
--------------------------------------------------------------
International Business Machines
  Corp.                                  21,000      2,411,062
--------------------------------------------------------------
                                                    19,335,325
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.29%

EMC Corp.(a)                            100,000      4,481,250
--------------------------------------------------------------
Quantum Corp.(a)                        160,000      3,320,000
--------------------------------------------------------------
Storage Technology Corp.(a)              26,000      1,127,750
--------------------------------------------------------------
                                                     8,929,000
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-11.33%

Activision, Inc.(a)                     320,000      3,300,000
--------------------------------------------------------------
America Online, Inc.                    101,500     10,759,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

BMC Software, Inc.(a)                   108,000   $  5,609,250
--------------------------------------------------------------
Cadence Design Systems, Inc.(a)         100,000      3,125,000
--------------------------------------------------------------
Citrix Systems, Inc.(a)                  61,650      4,215,319
--------------------------------------------------------------
Compuware Corp.(a)                      104,000      5,317,000
--------------------------------------------------------------
Concord EFS, Inc.(a)                     71,550      1,869,244
--------------------------------------------------------------
Electronic Arts, Inc.(a)                 96,700      5,221,800
--------------------------------------------------------------
HBO & Co                                226,400      7,980,600
--------------------------------------------------------------
Inktomi Corp.(a)                         10,700        425,325
--------------------------------------------------------------
ISS Group, Inc.(a)                        4,100        154,262
--------------------------------------------------------------
Medical Manager Corp.(a)                120,000      3,315,000
--------------------------------------------------------------
Microsoft Corp.(a)                      139,800     15,150,825
--------------------------------------------------------------
Natural MicroSystems Corp.(a)           125,000      2,000,000
--------------------------------------------------------------
Sterling Commerce, Inc.(a)              100,000      4,850,000
--------------------------------------------------------------
Symantec Corp.(a)                        23,000        600,875
--------------------------------------------------------------
Synopsys, Inc.(a)                        33,800      1,546,350
--------------------------------------------------------------
USWeb Corp.(a)                          126,000      2,984,625
--------------------------------------------------------------
                                                    78,424,475
--------------------------------------------------------------

CONSUMER FINANCE-2.24%

Capital One Financial Corp.              18,000      2,235,375
--------------------------------------------------------------
Household International, Inc.           114,400      5,691,400
--------------------------------------------------------------
MBNA Corp.                               89,250      2,945,250
--------------------------------------------------------------
Providian Financial Corp.                58,700      4,611,619
--------------------------------------------------------------
                                                    15,483,644
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.28%

AmeriSource Health Corp.-Class A(a)      18,100      1,188,944
--------------------------------------------------------------
Cardinal Health, Inc.                    31,050      2,910,937
--------------------------------------------------------------
McKesson Corp.                           59,000      4,793,750
--------------------------------------------------------------
                                                     8,893,631
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.85%

American Power Conversion Corp.(a)       50,000      1,500,000
--------------------------------------------------------------
Berg Electronics Corp.(a)                22,400        438,200
--------------------------------------------------------------
General Electric Co.                     57,200      5,205,200
--------------------------------------------------------------
RELTEC Corp.(a)                          66,200      2,979,000
--------------------------------------------------------------
Sanmina Corp.(a)                         87,200      3,782,300
--------------------------------------------------------------
SCI Systems, Inc.(a)                     99,500      3,743,688
--------------------------------------------------------------
Solectron Corp.(a)                       49,000      2,061,062
--------------------------------------------------------------
                                                    19,709,450
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRONICS (INSTRUMENTATION)-1.05%

CellStar Corp.(a)                       374,400   $  4,843,800
--------------------------------------------------------------
Waters Corp.(a)                          41,000      2,416,438
--------------------------------------------------------------
                                                     7,260,238
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.10%

Altera Corp.(a)                         140,400      4,150,575
--------------------------------------------------------------
Linear Technology Corp.                  44,400      2,677,875
--------------------------------------------------------------
Maxim Integrated Products, Inc.(a)       70,000      2,218,125
--------------------------------------------------------------
PMC-Sierra, Inc.(a)                     105,800      4,959,375
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           16,800        518,700
--------------------------------------------------------------
                                                    14,524,650
--------------------------------------------------------------

ENTERTAINMENT-1.09%

SFX Entertainment, Inc.-Class A(a)      164,200      7,532,675
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-0.74%

Applied Materials, Inc.(a)               90,000      2,655,000
--------------------------------------------------------------
Teradyne, Inc.(a)                        93,000      2,487,750
--------------------------------------------------------------
                                                     5,142,750
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.96%

American Express Co.                     40,100      4,571,400
--------------------------------------------------------------
AMRESCO, Inc.(a)                        190,000      5,533,750
--------------------------------------------------------------
Fannie Mae                               54,000      3,280,500
--------------------------------------------------------------
Freddie Mac                             241,020     11,343,004
--------------------------------------------------------------
Hamilton Bancorp Inc.(a)                 11,700        421,566
--------------------------------------------------------------
Heller Financial, Inc.(a)                63,300      1,899,000
--------------------------------------------------------------
MGIC Investment Corp.                    78,400      4,473,700
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                         30,500      2,786,937
--------------------------------------------------------------
                                                    34,309,857
--------------------------------------------------------------

FOOTWEAR-0.07%

Wolverine World Wide, Inc.               21,275        461,401
--------------------------------------------------------------

HARDWARE & TOOLS-0.58%

Black & Decker Corp. (The)               65,500      3,995,500
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.33%

Bristol-Myers Squibb Co.                 31,700      3,643,519
--------------------------------------------------------------
Warner-Lambert Co.                      180,000     12,487,500
--------------------------------------------------------------
                                                    16,131,019
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.53%

Forest Laboratories, Inc.(a)            105,200      3,760,900
--------------------------------------------------------------
ICN Pharmaceuticals, Inc.               115,750      5,288,328
--------------------------------------------------------------
Jones Medical Industries, Inc.           21,000        695,625
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                   78,000      2,847,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-GENERIC & OTHER)-(CONTINUED)

Watson Pharmaceuticals, Inc.(a)         105,000   $  4,902,188
--------------------------------------------------------------
                                                    17,494,041
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-2.25%

Lilly (Eli) & Co.                        32,300      2,133,819
--------------------------------------------------------------
Merck & Co., Inc.                        35,000      4,681,250
--------------------------------------------------------------
Pfizer Inc.                              80,400      8,738,475
--------------------------------------------------------------
                                                    15,553,544
--------------------------------------------------------------

HEALTH CARE (LONG-TERM CARE)-1.09%

Health Care & Retirement Corp.(a)        72,450      2,857,247
--------------------------------------------------------------

HEALTHSOUTH Corp.(a)                    176,700      4,715,681
--------------------------------------------------------------
                                                     7,572,928
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.79%

Concentra Managed Care, Inc.(a)          34,700        902,200
--------------------------------------------------------------
Express Scripts, Inc.-Class A(a)         17,300      1,394,813
--------------------------------------------------------------
First Health Group Corp.(a)             111,800      3,186,300
--------------------------------------------------------------
                                                     5,483,313
--------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.80%

Arterial Vascular Engineering,
  Inc.(a)                                27,700        990,275
--------------------------------------------------------------
Biomet, Inc.                            120,600      3,987,338
--------------------------------------------------------------
Guidant Corp.                            52,500      3,743,906
--------------------------------------------------------------
Sybron International Corp.(a)           149,000      3,762,250
--------------------------------------------------------------
                                                    12,483,769
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-1.18%

Ocular Sciences, Inc.(a)                125,000      4,062,500
--------------------------------------------------------------
Omnicare, Inc.                           71,400      2,722,125
--------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                17,800        372,688
--------------------------------------------------------------
Quintiles Transnational Corp.(a)         20,400      1,003,425
--------------------------------------------------------------
                                                     8,160,738
--------------------------------------------------------------

HOMEBUILDING-0.52%

Clayton Homes, Inc.                     188,000      3,572,000
--------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.24%

Procter & Gamble Co. (The)               18,000      1,639,125
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.96%

Conseco, Inc.                           141,400      6,610,450
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.21%

Ace, Ltd.                                30,000      1,170,000
--------------------------------------------------------------
American International Group, Inc.       12,000      1,752,000
--------------------------------------------------------------
Century Business Services, Inc.(a)      100,000      2,000,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
INSURANCE (MULTI-LINE)-(CONTINUED)

Travelers Group, Inc.                   171,050   $ 10,369,906
--------------------------------------------------------------
                                                    15,291,906
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-1.27%

CMAC Investment Corp.                    57,000      3,505,500
--------------------------------------------------------------
Everest Reinsurance Holdings, Inc.       44,500      1,710,469
--------------------------------------------------------------
Mercury General Corp.                    56,000      3,601,500
--------------------------------------------------------------
                                                     8,817,469
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.56%

Freedom Securities Corp.(a)              15,800        286,375
--------------------------------------------------------------
Merrill Lynch & Co., Inc.                39,000      3,597,750
--------------------------------------------------------------
                                                     3,884,125
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.29%

Affiliated Managers Group, Inc.(a)       54,300      2,015,887
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.27%

Mattel, Inc.                             43,600      1,844,825
--------------------------------------------------------------

LODGING-HOTELS-0.53%

Carnival Corp.                           91,700      3,633,612
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.66%

Tyco International Ltd.                 167,700     10,565,100
--------------------------------------------------------------
U.S. Industries, Inc.                    36,900        913,275
--------------------------------------------------------------
                                                    11,478,375
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.31%

Cognex Corp.(a)                         116,600      2,157,100
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.43%

Knoll, Inc.(a)                          100,000      2,950,000
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-3.17%

Baker Hughes, Inc.                       21,000        725,812
--------------------------------------------------------------
BJ Services Co.(a)                       66,800      1,941,375
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  50,000      2,550,000
--------------------------------------------------------------
Diamond Offshore Drilling, Inc.          58,400      2,336,000
--------------------------------------------------------------
EVI Weatherford Inc.(a)                  93,300      3,463,763
--------------------------------------------------------------
Global Industries Ltd.(a)               191,000      3,223,125
--------------------------------------------------------------
National-Oilwell, Inc.(a)                90,000      2,413,125
--------------------------------------------------------------
Noble Drilling Corp.(a)                 100,000      2,406,250
--------------------------------------------------------------
Pride International, Inc.(a)             32,900        557,244
--------------------------------------------------------------
Rowan Companies, Inc.(a)                 20,000        388,750
--------------------------------------------------------------
Varco International, Inc.(a)             66,600      1,319,512
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Veritas DGC, Inc.(a)                     12,600   $    629,212
--------------------------------------------------------------
                                                    21,954,168
--------------------------------------------------------------

PERSONAL CARE-1.19%

Avon Products, Inc.                      29,100      2,255,250
--------------------------------------------------------------
Gillette Co.                             41,000      2,324,188
--------------------------------------------------------------
Steiner Leisure Ltd.(a)                 120,000      3,630,000
--------------------------------------------------------------
                                                     8,209,438
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.12%

Gannett Co., Inc.                        12,000        852,750
--------------------------------------------------------------

RAILROADS-0.74%

Kansas City Southern Industries,
  Inc.                                  103,000      5,111,375
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.61%

Home Depot, Inc. (The)                   22,600      1,877,212
--------------------------------------------------------------
Lowe's Companies, Inc.                   58,600      2,376,963
--------------------------------------------------------------
                                                     4,254,175
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.96%

CDW Computer Centers, Inc.(a)            23,050      1,152,500
--------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)            71,900      3,181,575
--------------------------------------------------------------
Tech Data Corp.(a)                       54,000      2,315,250
--------------------------------------------------------------
                                                     6,649,325
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.80%

Federated Department Stores,
  Inc.(a)                                22,000      1,183,875
--------------------------------------------------------------
Kohl's Corp.(a)                          21,800      1,130,875
--------------------------------------------------------------
Proffitt's, Inc.(a)                      80,000      3,230,000
--------------------------------------------------------------
                                                     5,544,750
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.57%

Dollar General Corp.                     22,606        894,350
--------------------------------------------------------------
Dollar Tree Stores, Inc.(a)              34,425      1,398,516
--------------------------------------------------------------
Ross Stores, Inc.                        37,700      1,621,100
--------------------------------------------------------------
                                                     3,913,966
--------------------------------------------------------------

RETAIL (DRUG STORES)-1.08%

CVS Corp.                               192,498      7,495,390
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.57%

Kroger Co.(a)                           114,900      4,926,338
--------------------------------------------------------------
Safeway, Inc.(a)                        146,000      5,940,375
--------------------------------------------------------------
                                                    10,866,713
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.41%

Costco Companies, Inc.(a)                76,000      4,792,750
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (GENERAL MERCHANDISE)-(CONTINUED)

Dayton Hudson Corp.                     170,000   $  8,245,000
--------------------------------------------------------------
Fred Meyer, Inc.(a)                      84,840      3,605,700
--------------------------------------------------------------
                                                    16,643,450
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.96%

Bed Bath & Beyond, Inc.(a)               45,900      2,378,194
--------------------------------------------------------------
Williams-Sonoma, Inc.(a)                170,000      5,408,125
--------------------------------------------------------------
Zale Corp.(a)                           181,000      5,758,062
--------------------------------------------------------------
                                                    13,544,381
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.67%

Gap, Inc. (The)                          24,000      1,479,000
--------------------------------------------------------------
TJX Companies, Inc.                     130,800      3,155,550
--------------------------------------------------------------
                                                     4,634,550
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.59%

Ahmanson (H.F.) & Co.                    39,600      2,811,600
--------------------------------------------------------------
Washington Mutual, Inc.                  29,250      1,270,547
--------------------------------------------------------------
                                                     4,082,147
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.34%

Omnicom Group, Inc.                      20,000        997,500
--------------------------------------------------------------
Young & Rubicam Inc.(a)                  42,600      1,363,200
--------------------------------------------------------------
                                                     2,360,700
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.32%

Service Corp. International             162,400      6,962,900
--------------------------------------------------------------
Stewart Enterprises, Inc.-Class A        57,300      1,525,613
--------------------------------------------------------------
Trammell Crow Co.(a)                     20,000        668,750
--------------------------------------------------------------
                                                     9,157,263
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.86%

Cambridge Technology Partners,
  Inc.(a)                                10,100        551,712
--------------------------------------------------------------
Gartner Group, Inc.-Class A(a)           23,000        805,000
--------------------------------------------------------------
Shared Medical Systems Corp.             10,900        800,469
--------------------------------------------------------------
SunGard Data Systems Inc.(a)             98,600      3,783,775
--------------------------------------------------------------
                                                     5,940,956
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.75%

Affiliated Computer Services,
  Inc.(a)                                22,600        870,100
--------------------------------------------------------------
Billing Concepts Corp.(a)                37,200        576,600
--------------------------------------------------------------
CSG Systems International, Inc.(a)       90,000      4,218,750
--------------------------------------------------------------
DST Systems, Inc.(a)                     22,100      1,237,600
--------------------------------------------------------------
Fiserv, Inc.(a)                          56,850      2,414,348
--------------------------------------------------------------
Paychex, Inc.                            51,900      2,111,682
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

PMT Services, Inc.(a)                    25,500   $    648,656
--------------------------------------------------------------
                                                    12,077,736
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.24%

AccuStaff, Inc.(a)                       53,700      1,678,125
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.27%

MCI Communications Corp.                100,300      5,829,938
--------------------------------------------------------------
WorldCom, Inc.(a)                       203,200      9,842,500
--------------------------------------------------------------
                                                    15,672,438
--------------------------------------------------------------

TEXTILES (APPAREL)-1.00%

Jones Apparel Group, Inc.(a)             45,200      1,652,625
--------------------------------------------------------------
Liz Claiborne, Inc.                      29,300      1,530,925
--------------------------------------------------------------
Tommy Hilfiger Corp.(a)                  60,200      3,762,500
--------------------------------------------------------------
                                                     6,946,050
--------------------------------------------------------------

TOBACCO-0.85%

Philip Morris Companies Inc.            149,000      5,866,875
--------------------------------------------------------------

WASTE MANAGEMENT-2.21%

American Disposal Services, Inc.(a)     137,000      6,421,875
--------------------------------------------------------------
KTI, Inc.(a)                            210,000      4,541,250
--------------------------------------------------------------
Waste Management, Inc.                  123,200      4,312,000
--------------------------------------------------------------
                                                    15,275,125
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $433,347,339)                          621,705,986
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-1.90%

CANADA-0.54%

Newcourt Credit Group, Inc.
  (Financial-Diversified)                75,500      3,713,656
--------------------------------------------------------------

FINLAND-0.38%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)             36,700      2,663,044
--------------------------------------------------------------

FRANCE-0.57%

Alcatel Alsthom-ADR (Communications
  Equipment)                             97,000      3,946,687
--------------------------------------------------------------

IRELAND-0.03%

CBT Group PLC-ADR
  (Computers-Software &
  Services)(a)                            3,600        192,600
--------------------------------------------------------------

SWEDEN-0.38%

Telefonaktiebolaget LM Ericsson-ADR
  (Communications Equipment)             92,200      2,639,225
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $9,172,901)                                   13,155,212
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC CONVERTIBLE CORPORATE NOTES-0.15%

COMPUTERS (PERIPHERALS)-0.15%

EMC Corp., Conv. Sub. Notes, 3.25%,
  03/15/02 (Cost $677,145)              500,000   $  1,028,020
--------------------------------------------------------------

REPURCHASE AGREEMENT-8.62%(b)

UBS Securities LLC, 5.60%,
  07/01/98(c)(Cost $59,671,855)      59,671,855     59,671,855
--------------------------------------------------------------
TOTAL INVESTMENTS-100.53%                          695,561,073
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.53%)                                   (3,692,568)
--------------------------------------------------------------
NET ASSETS-100.00%                                $691,868,505
==============================================================

Notes to Schedule of Investments:

(a)  Non-income producing security
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,031,111. Collateralized by $290,091,354 U.S. Government obligations, 0% to 12.75% due 03/31/99 to 03/01/33 with an aggregate market value at 06/30/98 of $204,000,924.

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub.  - Subordinated



See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $502,869,240)                              $695,561,073
---------------------------------------------------------
Receivables for:
  Investments sold                                356,576
---------------------------------------------------------
  Fund shares sold                              1,421,420
---------------------------------------------------------
  Dividends and interest                          248,701
---------------------------------------------------------
Investment for deferred compensation plan          59,830
---------------------------------------------------------
Other assets                                       37,349
---------------------------------------------------------
    Total assets                              697,684,949
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           228,276
---------------------------------------------------------
  Fund shares reacquired                        4,259,876
---------------------------------------------------------
  Amount due custodian                             16,593
---------------------------------------------------------
  Deferred compensation plan                       59,830
---------------------------------------------------------
Accrued advisory fees                             364,522
---------------------------------------------------------
Accrued administrative services fees                6,164
---------------------------------------------------------
Accrued distribution fees                         640,996
---------------------------------------------------------
Accrued trustees' fees                              2,600
---------------------------------------------------------
Accrued transfer agent fees                       152,181
---------------------------------------------------------
Accrued operating expenses                         85,406
---------------------------------------------------------
    Total liabilities                           5,816,444
---------------------------------------------------------
Net assets applicable to shares outstanding  $691,868,505
=========================================================

NET ASSETS:

Class A                                      $296,505,730
=========================================================
Class B                                      $390,809,504
=========================================================
Class C                                      $  4,553,271
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        16,500,439
=========================================================
Class B                                        22,837,593
=========================================================
Class C                                           266,068
=========================================================
Class A:

  Net asset value and redemption price per
    share                                    $      17.97
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.97 divided
     by 94.50%)                              $      19.02
=========================================================
Class B:

  Net asset value and offering price per
    share                                    $      17.11
=========================================================
Class C:

  Net asset value and offering price per
    share                                    $      17.11
=========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $14,635 foreign
  withholding tax)                            $ 1,397,727
---------------------------------------------------------
Interest                                        1,715,620
---------------------------------------------------------
    Total investment income                     3,113,347
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,193,877
---------------------------------------------------------
Administrative services fees                       36,984
---------------------------------------------------------
Custodian fees                                     31,302
---------------------------------------------------------
Transfer agent fees-Class A                       198,841
---------------------------------------------------------
Transfer agent fees-Class B                       400,082
---------------------------------------------------------
Transfer agent fees-Class C                         3,350
---------------------------------------------------------
Trustees' fees                                      5,506
---------------------------------------------------------
Distribution fees-Class A                         353,534
---------------------------------------------------------
Distribution fees-Class B                       1,876,017
---------------------------------------------------------
Distribution fees-Class C                          11,778
---------------------------------------------------------
Other                                             107,620
---------------------------------------------------------
    Total expenses                              5,218,891
---------------------------------------------------------
Less: Expenses paid indirectly                     (8,385)
---------------------------------------------------------
    Net expenses                                5,210,506
---------------------------------------------------------
Net investment income (loss)                   (2,097,159)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        15,039,026
---------------------------------------------------------
  Futures contracts                             2,479,145
---------------------------------------------------------
  Option contracts                                 (9,051)
---------------------------------------------------------
                                               17,509,120
---------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                        74,055,416
---------------------------------------------------------
  Foreign currencies                                   39
---------------------------------------------------------
  Futures contracts                               289,500
---------------------------------------------------------
                                               74,344,955
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies, futures and
       option contracts                        91,854,075
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $89,756,916
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

                                                                JUNE 30,       DECEMBER 31,
                                                                  1998             1997
                                                              ------------     ------------
OPERATIONS:

  Net investment income (loss)                                $ (2,097,159)    $ (2,562,900)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    option contracts                                            17,509,120       68,573,981
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                    74,344,955       29,604,019
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        89,756,916       95,615,100
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                               --         (115,803)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --      (28,869,623)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (40,478,955)
-------------------------------------------------------------------------------------------
  Class C                                                               --         (105,058)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (8,927,612)      23,238,247
-------------------------------------------------------------------------------------------
  Class B                                                      (15,536,007)      64,250,779
-------------------------------------------------------------------------------------------
  Class C                                                        3,032,291        1,318,691
-------------------------------------------------------------------------------------------
    Net increase in net assets                                  68,325,588      114,853,378
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          623,542,917      508,689,539
-------------------------------------------------------------------------------------------
  End of period                                               $691,868,505     $623,542,917
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $477,679,485     $499,110,813
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (2,131,359)         (34,200)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, futures and option contracts                    23,628,380        6,119,260
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                           192,691,999      118,347,044
-------------------------------------------------------------------------------------------
                                                              $691,868,505     $623,542,917
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Select Growth Fund (formerly, AIM Growth Fund) (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium-to-large size companies with prospects for above-average, long-term earnings growth. Realization of current income is an incidental consideration.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund will not purchase put options where the aggregate value of the securities underlying all such options exceeds 25% of the value of its net assets.
H. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $36,984 for such services.
  The Fund, pursuant to a transfer agency and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1998, AFS was paid $325,301 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $353,534, $1,876,017 and $11,778, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $81,589 from sales of the Class A shares of the Fund during the six months ended June 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1998, AIM Distributors received $68,024 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1998, the Fund paid legal fees of $1,916 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3,996 and $4,389, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $8,385 during the six months ended June 30, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the six months ended June 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $245,371,271 and $238,755,342, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $207,824,240
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (15,383,438)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $192,440,802
=========================================================

Cost of investments for tax purposes is $503,120,271.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                JUNE 30,                    DECEMBER 31,
                                  1998                          1997
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               15,003,241   $ 256,645,024    14,466,946   $ 234,213,923
------------------    ------------   -------------   -----------   -------------
  Class B                2,453,140      39,450,243     7,100,475     113,053,525
------------------    ------------   -------------   -----------   -------------
  Class C*                 275,771       4,507,578       104,003       1,760,456
------------------    ------------   -------------   -----------   -------------
Issued as
  reinvestment of
  dividends:
  Class A                       --              --     1,802,991      27,333,257
------------------    ------------   -------------   -----------   -------------
  Class B                       --              --     2,600,309      37,704,454
------------------    ------------   -------------   -----------   -------------
  Class C*                      --              --         6,820          98,891
------------------    ------------   -------------   -----------   -------------
Reacquired:
  Class A              (15,493,533)   (265,572,636)  (14,695,429)   (238,308,933)
------------------    ------------   -------------   -----------   -------------
  Class B               (3,395,430)    (54,986,250)   (5,524,470)    (86,507,200)
------------------    ------------   -------------   -----------   -------------
  Class C*                 (89,100)     (1,475,287)      (31,426)       (540,656)
------------------    ------------   -------------   -----------   -------------
                        (1,245,911)  $ (21,431,328)    5,830,219   $  88,807,717
==================    ============   =============   ===========   =============

* Class C shares commenced sales on August 4, 1997.

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call option contracts written during the six months ended June 30, 1998 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                      ---------------------
                                      NUMBER OF   PREMIUMS
                                      CONTRACTS   RECEIVED
                                      ---------   ---------
Beginning of period                        --     $      --
--------------------------            -------     ---------
Written                                 1,056       417,229
--------------------------            -------     ---------
Closed                                   (478)     (188,956)
--------------------------            -------     ---------
Exercised                                (329)     (163,373)
--------------------------            -------     ---------
Expired                                  (249)      (64,900)
--------------------------            -------     ---------
End of period                              --     $      --
==========================            =======     =========

NOTE 9-PUT OPTIONS CONTRACTS PURCHASED

Transactions in put option contracts purchased during the six months ended June 30, 1998 are summarized as follows:

                                       PUT OPTION CONTRACTS
                                       --------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS     PAID
                                       ---------   --------
Beginning of period                        --      $     --
--------------------------            -------     ---------
Purchased                                 337       110,033
--------------------------            -------     ---------
Closed                                   (231)      (52,899)
--------------------------            -------     ---------
Expired                                  (106)      (57,134)
--------------------------            -------     ---------
End of period                              --            --
===========================           =======     =========

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the six months ended June 30, 1998 and each of the years in the five-year period ended December 31, 1997; for a share of Class B outstanding during the six months ended June 30, 1998, each of the years in the four-year period ended December 31, 1997 and the period September 1, 1993 (date sales commenced) through December 31, 1993; and for a share of Class C outstanding during the six months ended June 30, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                               DECEMBER 31,
                                                          JUNE 30,       --------------------------------------------------------
                                                            1998           1997        1996        1995        1994        1993
                                                          --------       --------    --------    --------    --------    --------
Net asset value, beginning of period                      $  15.67       $  14.78    $  13.05    $  10.32    $  11.32    $  12.28
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
Income from investment operations:
 Net investment income                                       (0.01)          0.01(a)     0.07        0.02(a)       --          --
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                2.31           2.82        2.34        3.50       (0.57)       0.41
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
   Total from investment operations                           2.30           2.83        2.41        3.52       (0.57)       0.41
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
Less distributions:
 Dividends from net investment income                           --          (0.01)         --          --          --          --
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
 Distributions from net realized gains                          --          (1.93)      (0.68)      (0.79)      (0.43)      (1.37)
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
   Total distributions                                          --          (1.94)      (0.68)      (0.79)      (0.43)      (1.37)
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
Net asset value, end of period                            $  17.97       $  15.67    $  14.78    $  13.05    $  10.32    $  11.32
========================================================  ========       ========    ========    ========    ========    ========
Total return(b)                                              14.68%         19.54%      18.61%      34.31%      (4.99)%      3.64%
========================================================  ========       ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $296,506       $266,168    $227,882    $168,217    $123,271    $146,723
========================================================  ========       ========    ========    ========    ========    ========
Ratio of expenses to average net assets                       1.11%(c)       1.13%()     1.18%       1.28%       1.22%       1.17%
========================================================  ========       ========    ========    ========    ========    ========
Ratio of net investment income to average net assets         (0.16)%(c)      0.04%()     0.46%       0.20%       0.02%       0.02%
========================================================  ========       ========    ========    ========    ========    ========
Portfolio turnover rate                                         40%           110%         97%         87%        201%        192%
========================================================  ========       ========    ========    ========    ========    ========
Average broker commission rate paid(d)                    $ 0.0557       $ 0.0568    $ 0.0621         N/A         N/A         N/A
========================================================  ========       ========    ========    ========    ========    ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $285,170,733.
(d) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 CLASS B                                         CLASS C
                                    -----------------------------------------------------------------    ------------------------
                                                                     DECEMBER 31,
                                    JUNE 30,      ---------------------------------------------------    JUNE 30,    DECEMBER 31,
                                      1998         1997       1996       1995       1994       1993        1998          1997
                                    --------      -------    -------    -------    -------    -------    --------    ------------
Net asset value, beginning of
 period                             $  14.98      $ 14.32    $ 12.77   $  10.21    $ 11.31    $ 12.83    $ 14.98       $ 17.65
----------------------------------  --------      -------    -------   --------    -------    -------    -------       -------
Income from investment operations:
 Net investment income (loss)          (0.08)       (0.13)(a)  (0.05)     (0.08)(a)  (0.06)     (0.01)     (0.08)(a)     (0.04)(a)
----------------------------------  --------      -------    -------   --------    -------    -------    -------       -------
 Net gains (losses) on securities
   (both realized and unrealized)       2.21         2.72       2.28       3.43      (0.61)     (0.14)      2.21         (0.70)
----------------------------------  --------      -------    -------   --------    -------    -------    -------       -------
    Total from investment
      operations                        2.13         2.59       2.23       3.35      (0.67)     (0.15)      2.13         (0.74)
----------------------------------  --------      -------    -------   --------    -------    -------    -------       -------
Less distributions:
 Distributions from net realized
   gains                                  --        (1.93)     (0.68)     (0.79)     (0.43)     (1.37)        --         (1.93)
----------------------------------  --------      -------    -------   --------    -------    -------    -------       -------
    Total distributions                   --        (1.93)     (0.68)     (0.79)     (0.43)     (1.37)        --         (1.93)
----------------------------------  --------      -------    -------   --------    -------    -------    -------       -------
Net asset value, end of period      $  17.11      $ 14.98    $ 14.32   $  12.77    $ 10.21    $ 11.31    $ 17.11       $ 14.98
==================================  ========      =======    =======   ========    =======    =======    =======       =======
Total return(b)                        14.22%       18.50%     17.60%     33.00%     (5.88)%    (0.92)%    14.22%        (3.86)%
==================================  ========      =======    =======   ========    =======    =======    =======       =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                           $390,810     $356,186   $280,807   $138,034    $38,448    $11,053    $ 4,553       $ 1,189
==================================  ========     ========   ========   ========    =======    =======    =======       =======
Ratio of expenses to average net
 assets                                 1.93%(c)     1.99%      2.03%      2.13%      2.18%      1.91%(d)   1.93%(c)      1.95%(d)
==================================  ========     ========   ========   ========    =======    =======    =======       =======
Ratio of net investment income
 (loss) to average net assets          (0.99)%(c)   (0.82)%    (0.39)%    (0.65)%    (0.94)%    (0.72)%(d) (0.99)%(c)    (0.77)%(d)
==================================  ========     ========   ========   ========    =======    =======    =======       =======
Portfolio turnover rate                   40%         110%        97%        87%       201%       192%        40%          110%
==================================  ========     ========   ========   ========    =======    =======    =======       =======
Average broker commission rate
 paid(e)                            $ 0.0557      $0.0568    $0.0621        N/A        N/A        N/A    $0.0557       $0.0568
==================================  ========     ========   ========   ========    =======    =======    =======       =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $378,312,846 and $2,375,123 for Class B and Class C, respectively.
(d) Annualized.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Trustees & Officers


BOARD OF TRUSTEES                                 OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                               State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                       Stuart W. Coco                               Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                   Melville B. Cox
of the U.S. House of Representatives              Vice President                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                   Karen Dunn Kelley                            1735 Market Street
Partner                                           Vice President                               Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                  Jonathan C. Schoolar                         COUNSEL TO THE TRUSTEES
Robert H. Graham                                  Vice President
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                       Renee A. Friedli                             919 Third Avenue
                                                  Assistant Secretary                          New York, NY 10022
Lewis F. Pennock
Attorney                                          P. Michelle Grace                            DISTRIBUTOR
                                                  Assistant Secretary
Ian W. Robinson                                                                                A I M Distributors, Inc.
Consultant; Formerly Executive                    Jeffrey H. Kupor                             11 Greenway Plaza
Vice President and                                Assistant Secretary                          Suite 100
Chief Financial Officer                                                                        Houston, TX 77046
Bell Atlantic Management                          Nancy L. Martin
Services, Inc.                                    Assistant Secretary

Louis S. Sklar                                    Ofelia M. Mayo
Executive Vice President                          Assistant Secretary
Hines Interests
Limited Partnership                               Lisa A. Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer

                             How AIM Makes Investing
                                  Easy for You

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You many build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.



                      ------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                      ------------------------------------

                         The AIM Family of Funds--Registered Trademark--

                         GROWTH FUNDS                                 INTERNATIONAL GROWTH FUNDS
                         AIM Aggressive Growth Fund(1)                AIM Advisor International Value Fund
                         AIM Blue Chip Fund                           AIM Asian Growth Fund
                         AIM Capital Development Fund                 AIM Developing Markets Fund(2)
                         AIM Constellation Fund                       AIM Emerging Markets Fund(2)
                         AIM Mid Cap Growth Fund(2)                   AIM Europe Growth Fund(2)
      [PHOTO OF          AIM Select Growth Fund(3)                    AIM European Development Fund
  11 GREENWAY PLAZA      AIM Small Cap Equity Fund(2)                 AIM International Equity Fund
    APPEARS HERE]        AIM Small Cap Opportunities Fund             AIM International Growth Fund(2)
                         AIM Value Fund AIM Weingarten Fund           AIM Japan Growth Fund(2)
                                                                      AIM Latin American Growth Fund(2)
                         GROWTH & INCOME FUNDS                        AIM New Pacific Growth Fund(2)

                         AIM Advisor Flex Fund                        GLOBAL GROWTH FUNDS
                         AIM Advisor Large Cap Value Fund
                         AIM Advisor MultiFlex Fund                   AIM Global Aggressive Growth Fund
                         AIM Advisor Real Estate Fund                 AIM Global Growth Fund
                         AIM America Value Fund(2)                    AIM Worldwide Growth Fund(2)
                         AIM Balanced Fund
                         AIM Charter Fund                             GLOBAL GROWTH & INCOME FUNDS

                         INCOME FUNDS                                 AIM Global Growth & Income Fund(2)
                                                                      AIM Global Utilities Fund
                         AIM Floating Rate Fund(2)
                         AIM High Yield Fund                          GLOBAL INCOME FUNDS
                         AIM Income Fund
                         AIM Intermediate Government Fund             AIM Global Government Income Fund(2)
                         AIM Limited Maturity Treasury Fund           AIM Global High Income Fund(2)
                                                                      AIM Global Income Fund
                         TAX-FREE INCOME FUNDS                        AIM Strategic Income Fund(2)

                         AIM High Income Municipal Fund               THEME FUNDS
                         AIM Municipal Bond Fund
                         AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Consumer Products and Services Fund(2)
                         AIM Tax-Free Intermediate Fund               AIM Global Financial Services Fund(2)
                                                                      AIM Global Health Care Fund(2)
                         MONEY MARKET FUNDS                           AIM Global Infrastructure Fund(2)
                                                                      AIM Global Resources Fund(2)
                         AIM Dollar Fund(2)                           AIM Global Telecommunications Fund(2)
                         AIM Money Market Fund                        AIM New Dimension Fund(2)
                         AIM Tax-Exempt Cash Fund



(1)AIM Aggressive Growth Fund was closed to new investors on June 5, 1997.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $101 billion in assets for more than 5.2 million shareholders, including individual investors, corporate clients, and financial institutions, as of June 30, 1998. The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the ninth-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.

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